LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED NOVEMBER 30, 2012

TO THE SUMMARY PROSPECTUS DATED MAY 1, 2012 OF

LEGG MASON CLEARBRIDGE VARIABLE MID CAP CORE PORTFOLIO

CLASS I AND CLASS II

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated May 1, 2012, as supplemented on May 31, 2012, August 31, 2012 and November 30, 2012, and as may be amended or further supplemented, the fund’s statement of additional information, dated May 1, 2012, as supplemented on May 31, 2012 and November 30, 2012, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2011, are incorporated by reference into this Summary Prospectus.

The following supplements, and to the extent inconsistent therewith, supersedes the information contained in the fund’s Summary Prospectus:

Effective April 29, 2013, the fund will be renamed ClearBridge Variable Mid Cap Core Portfolio.

The following supplements, and to the extent inconsistent therewith, supersedes the information contained in the fund’s Summary Prospectus:

Effective on or about December 5, 2012, the name of the fund’s subadviser will change from ClearBridge Advisors, LLC to ClearBridge Investments, LLC.

Please retain this supplement for future reference.

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